UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation potential.

Annual Report

December 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	FGIYX
Nuveen Real Asset Income Fund	NRIAX	—	NRICX	NRIRX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FARCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 22, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. For the Nuveen Global Infrastructure Fund, Jay Rosenberg, who has more than 17 years of financial industry experience, and John Wenker, with 29 years of experience, have been the managers since its inception on December 17, 2007. For the Nuveen Real Asset Income Fund, Jay and John, along with portfolio manager Jeff Schmitz, CFA, who has 26 years of experience, have managed the Fund since its inception on September 13, 2011. For the Nuveen Real Estate Securities Fund, John assumed portfolio management responsibilities in 1999, while Jay has been on the management team of the Fund since 2005. In addition, Scott Sedlak was named associate portfolio manager of the Nuveen Real Estate Securities Fund effective March 21, 2011. He has more than 12 years of financial industry experience.

While this is an annual report, none of these Funds are reviewing a full twelve months of performance.

Effective November 1, 2011, the Nuveen Global Infrastructure and the Nuveen Real Estate Securities Funds changed their fiscal year ends from October 31 to December 31. Therefore, the portfolio management teams’ discussions of key investment strategies and performance for those two Funds cover the two-month period ended December 31, 2011. The change in fiscal years did not affect the objectives, investment strategies or portfolio management of the Funds.

The Nuveen Real Asset Income Fund launched during the reporting period; therefore, its performance discussion encompasses the period from its inception on September 13, 2011, through December 31, 2011.

What were the general market conditions for these abbreviated reporting periods?

During this short period encompassing several months in late 2011, the U.S. economy continued to show signs of slowly beginning to recover from the recent recession. The country’s gross domestic product (GDP) grew at an annual rate of 2.8% in the fourth quarter of 2011 and the unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Nuveen Investments	5

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012, (following the close of this reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

The U.S. equity markets experienced periods of volatility over the reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, slipping 0.83% during 2011.

During this shortened period, the uncertain prospects for global growth and the eurozone financial crisis continued to be the main drivers of global financial markets. Most eurozone economies continued to weaken, and some were expecting even more slow down as tighter fiscal policies and credit conditions depressed economic activities. The MSCI EAFE Index, a common measure of international equity performance, lost 11.73% in 2011.

Nuveen Global Infrastructure Fund

How did the Fund perform during the two-month period ended December 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the two-month, one-year, and since inception periods ended December 31, 2011. The Fund’s Class A Shares at net asset value (NAV) outperformed the Standard & Poor’s (S&P) Global Infrastructure Index and the Lipper classification average over the two-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the two-month period covered by this report, our strategy for managing the Fund remained focused on buying global infrastructure companies that own and operate long-life assets and that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow over time. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market. We have exposure around the globe with a mixture of holdings that we believe

6	Nuveen Investments

represent significant current value, as well as positions in companies that may prove to be more stable in a faltering global economy.

Over this two-month period, the Fund experienced widespread strength across a number of sectors, with the most favorable results relative to the benchmark found in electric utilities, gas utilities, diversified infrastructure, ports and water. Only two sectors, pipelines and toll roads, contributed negatively to performance. Also, the Fund’s return benefited from the ongoing execution of one of our long-term strategies, which is avoiding securities where the impact of political uncertainty in our opinion is not fully discounted into valuation. In that regard, we continued to be rewarded for the Fund’s broad underweight to Europe.

The electric utilities and gas utilities sectors were two areas that benefited from this calculated decision to be underexposed to Southern Europe in particular as countries like Italy and Spain continued to experience a high degree of political and regulatory risk. While European governments attempt to increase revenues, we are concerned that infrastructure assets will continue to provide “low hanging fruit” for tax increases and consumer relief. We believe the austerity and revenue raising measures haven’t yet taken their full toll on the regulated companies in these countries. Elsewhere in the gas utilities sector, the Fund benefited from our diversified exposure to holdings throughout Asia and the United States.

In the diversified infrastructure sector, performance was aided by our position in Brookfield Infrastructure Partners, a company with a strong combination of assets throughout Australia, North America, South America and Europe. Its holdings include a regulated rail system, a coal terminal, gas supply, energy distribution, ports and electricity transmission. The company’s stock performed very well during the period on the heels of a successful equity raise. It also continued to provide strong returns on capital and offer an attractive dividend yield.

In the port sector, performance benefited from our underexposure to Chinese and Hong Kong ports. We reduced these positions after seeing weaker cargo data coming from Shenzhen and Hong Kong. However, toward the end of the period, we began to see port cargo data increasing due to stronger demand from North America, despite slowing demand from Europe. Therefore, we’ve become less concerned about this exposure as we move forward.

In water infrastructure, part of the Fund’s outperformance came from the avoidance of California water utilities, which faced regulatory and capital uncertainty during the period. Elsewhere in the sector, we experienced favorable performance from a water utility for the Sao Paulo state in Brazil. The company is benefiting from the state’s move toward adopting a formal regulatory framework similar to what exists for other Brazilian utilities.

With the Fund’s favorable results during the period, only two sectors were a drag on performance: pipelines and toll roads. Pipelines were the primary area of underperformance due to the Fund’s underweight versus the benchmark, particularly in a few companies that performed well. We have been cautious about investing in pipeline firms whose revenues come from exploration and production (E&P) businesses, which have a much higher volatility profile compared to more pure pipeline businesses.

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The continued volatility in the infrastructure segment stemming from the ongoing political uncertainty underscores the benefits of investing in listed infrastructure companies. The Fund continues to offer investors diversification from many standpoints — including regulatory, country, currency, sector and asset — that may be difficult to obtain with a private equity or direct investment. The situation in Southern Europe reminds us of the potential consequences of being too concentrated in large, expensive assets that can be vulnerable to unforeseen events and political uncertainties. We believe it takes very active management to decipher and act on which companies are really at risk and which ones are being unnecessarily penalized by the market and represent attractive buying opportunities. We continue to own companies where we have the highest conviction and where we still see quite a bit of certainty in terms of their cash-flow visibility. The current “risk-on” trade gives us the opportunity to invest again in some of the more stable, core infrastructure companies that we have a lot of conviction in, but that had previously been overvalued.

Nuveen Real Asset Income Fund

How did the Fund perform during the since-inception period ended December 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the since-inception period ended December 31, 2011. The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays Capital index and the custom blend benchmark, but outperformed the Lipper classification average over the period from inception on September 13, 2011, through December 31, 2011.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund launched and became fully invested during this reporting period. The Fund’s objective is to seek a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market.

During this initial investing period, we allocated the portfolio’s assets with an eye toward our long-term target allocations: 30% in global infrastructure common stock, 12.5% in REIT common stock, 12.5% in global infrastructure preferred stock and hybrids, 20% in real estate investment trust (REIT) preferred stock and 25% in debt securities. We selected securities through an investment process that screens for companies and assets in certain areas of the real assets market that historically have provided higher dividend yields than other sectors and industries. From the group of securities providing the highest yields, we then focused on owning those companies and securities with the highest total return potential. Our process places a premium on finding securities whose revenues come from

8	Nuveen Investments

tangible assets with long-term concessions, contracts or leases, and are therefore capable of producing steady, predictable and recurring cash flows.

We use a team-based investment approach for this Fund, drawing on the research capabilities and sector expertise of Nuveen Asset Management, LLC’s Real Estate, Infrastructure and Global Taxable Fixed Income teams. Together these teams oversaw more than $5.3 billion in real estate, global infrastructure and high-yield related products as of December 31, 2011. The teams employ a bottom-up, fundamental approach to security selection and portfolio construction. True to the long-term investment process we’ve used for our other products, we look for more mature companies that demonstrate consistent and growing cash flow, strong balance sheets, and histories of being good stewards of shareholder capital.

With our primary goal being to generate income, our intent is to find and invest in the highest yielding segments within each asset class. Therefore, in the infrastructure common equity portion of the portfolio, the Fund has substantial exposure in global electric transmission and electric utilities. This segment also has a significant weighting in gas pipelines. Other examples of industries with exposure to stable businesses are privatized post offices, and other areas with high amounts of distributed cash flows like airports and toll roads. In the Fund’s real estate common equity segment, we’re primarily focused on securities found in the net lease, community center, strip mall, health care and suburban office space sectors.

In the preferred stock arena, the Fund is invested in companies with which we are familiar, that we believe have the strongest balance sheets, and that we think can weather the current environment the best. Among infrastructure preferred holdings, the Fund’s exposure is focused primarily on investment-grade utilities from the U.S. and Canada, some pipeline exposure, and Asian and European hybrid securities. Compared to real estate common equity, the real estate preferred portion of the Fund is more diversified across all the sectors our real estate team follows. Here we have a strong focus on owning higher yielding, non-rated securities. These companies have higher yields because they are smaller cap in nature, not necessarily because of inferior balance sheets.

In the Fund’s high-yield portion, our Global Taxable Fixed Income team is drawing upon its broad expertise across U.S. and non-U.S. securities. While our team follows the entire spectrum of high-yield industries, we are focused on buying securities from the real asset categories for this Fund. Oftentimes in the high-yield debt segment, as well as in the hybrids mentioned earlier, we are able to invest in companies and assets that we know well, but may not have listed equity securities (i.e. a government owned entity). At the end of the reporting period, the high-yield portion of the portfolio was diversified among 30 bonds across the energy infrastructure, pipelines and distribution, utilities, health care, airlines and other transportation, general industrials, and technology infrastructure sectors. The majority of the bonds were U.S. domiciled; however, we did have one position in Canada, one in Mexico and one in Latin America. We avoided European bonds, which we plan to do until some of the current political and regulatory uncertainty is resolved. However over the long term, the Fund’s non-U.S. exposure may be considerably higher as we become more comfortable with conditions in Europe.

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We did not find any attractive opportunities in the commercial mortgage-backed securities space during the period, so the Fund does not currently have exposure there.

As can be expected, in the strongly advancing market we experienced since inception, the equity portions of the Fund outperformed the preferred and fixed-income sectors. The best-performing sectors in the portfolio were the global infrastructure and real estate common equities. The Fund’s slight underweight in common equity during the period was a drag on performance. As equities rallied, we took some proceeds and reinvested mainly in the preferred sector. Our goal is to actively shift the Fund’s allocation mix to dampen volatility, especially when we see certain sectors being overbought or overextended.

Over time, the Fund’s portfolio should be relatively balanced between U.S. and non-U.S. exposure. However, at the end of this reporting period, the overall portfolio was roughly 60% U.S. and 40% non-U.S. exposure, primarily because of our underweight to Europe. Once Europe has achieved some stability, we intend to be more evenly balanced as there are many European companies with qualifying dividend yields that we are currently avoiding in the portfolio.

Nuveen Real Estate Securities Fund

How did the Fund perform during the two-month period ended December 31, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the two-month, one-year, five-year and ten-year periods ended December 31, 2011. The Fund’s Class A Shares at net asset value (NAV) performed in line with the Morgan Stanley REIT Index and the Lipper classification average over the two-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide above-average income potential and long-term capital appreciation by investing in income-producing common stocks of publicly traded companies engaged in the real estate industry. During the two-month period covered by this report, we continued to implement the Fund’s strategy of investing on a relative-value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector-neutral manner, with a goal of providing shareholders a well-diversified portfolio of public real estate stocks. Our sector-neutral approach reduced the impact of any one property type on the performance of the Fund. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the period, commercial real estate market fundamentals continued to improve as occupancy levels increased, rental rates for many property types were stable or increasing and same-store net operating income increased. However, the broader commercial real estate market still faces the challenges of the slow improvement in the economy. Although more transactions are taking place and investment opportunities are available, lenders are being selective with financing. Also, investors in commercial mortgage-backed

10	Nuveen Investments

securities are being very selective about loans included in new offerings. In this environment, public real estate companies continue to have an advantage with availability of capital and cost of capital.

The Fund once again benefited from individual stock selection during this reporting period. Consistent with our investment process, the Fund retained its historical bias toward higher quality companies with consistent, visible cash flows. However, we also invested in select lower quality companies that we believed were more levered to the early recovery stage of the commercial real estate cycle. Our strategy of investing on a relative-value basis helped the Fund avoid several underperforming stocks.

The Fund’s best-performing sectors on a relative basis were community centers, hotel real estate investment trusts (REITs) and apartment companies. In the community center sector, a lower-than-index weight in an underperformer, Kimco Realty, benefited the Fund’s results. In the hotel segment, a modest overweight to RLJ Lodging Trust, a small-cap REIT, contributed favorably as did an underweight to Hospitality Properties Trust, which underperformed during the two-month period. In the apartment sector, a lower-than-index weight in another lagging stock, Apartment Investment & Management, also aided results in the period.

The Fund’s worst-performing sectors on a relative value basis were net lease and health care REITs. Overall, the net lease sector was an underperformer and the Fund’s position in National Retail Properties hurt performance. In health care, an underweight to a couple of the better performing companies, such as HCP and Omega Healthcare, hurt Fund results.

As mentioned above, we continued to invest in a broader universe of stocks than our benchmark index. We believe this helps to shelter the Fund somewhat from the short-term adverse effects of sector rotation and negative sentiment. During the period, this exposure comprised approximately 6% of the Fund’s assets and included real estate operating companies, international real estate stocks and infrastructure stocks with heavy real estate foundations. Additionally, we maintained a cautious approach to weightings in suburban office companies, believing the fundamental environment for central business district office companies was stronger.

Commercial real estate is a lagging cyclical sector highly dependent on good economic conditions and healthy employment growth. Many of the public real estate companies continue to experience improvements in occupancy levels and rental rates. We believe the public commercial real estate sector is well positioned to participate in opportunities available from stronger economic growth. Private capital is very active in the commercial real estate market, both to buy and to finance assets, contributing to demand for a variety of property types. The low level of new supply will likely benefit the sector as conditions continue to improve.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the funds, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs and REITS. Concentration in specific sectors may involve greater risk and volatility than more

Nuveen Investments	11

diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, a fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities such as those held by the Nuveen Real Asset Income Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

12	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	2-Month	1-Year	Since Inception**
Class A Shares at NAV	0.81%	0.14%	-0.38%
Class A Shares at maximum Offering Price	-4.97%	-5.57%	-1.83%
Standard & Poor’s (S&P) Global Infrastructure Index***	-1.65%	-0.39%	-4.66%
Lipper Specialty/Miscellaneous Funds Classification Average***	-2.39%	-3.37%	-2.58%

Class C Shares	0.62%	-0.52%	13.36%
Class R3 Shares	0.68%	-0.65%	13.71%
Class I Shares	0.85%	0.40%	-0.15%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.72%	1.25%
Class C Shares	2.47%	2.00%
Class R3 Shares	1.97%	1.50%
Class I Shares	1.47%	1.00%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses through February 29, 2012, so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed 1.25%, 2.00%, 1.50% and 1.00%, respectively, for Class A, Class C, Class R3 and Class I Shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Two-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/3/08.

***	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of December 31, 2011

Cumulative

Since Inception*
Class A Shares at NAV	3.06%
Class A Shares at maximum Offering Price	-2.86%
Barclays Capital U.S. Corporate High Yield Index**	3.72%
Real Asset Income Blend**	5.04%
Lipper Global Flexible Portfolio Classification Average**	-1.17%

Class C Shares	2.82%
Class R3 Shares	2.95%
Class I Shares	3.13%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.37%	1.20%
Class C Shares	2.12%	1.95%
Class R3 Shares	1.62%	1.45%
Class I Shares	1.12%	0.95%

The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns are from 9/13/11.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2011 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	2-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.72%	7.69%	0.09%	12.06%
Class A Shares at maximum Offering Price	-5.06%	1.49%	-1.09%	11.39%
Morgan Stanley REIT Index**	0.75%	8.69%	-1.51%	10.16%
Lipper Real Estate Funds Classification Average**	0.76%	7.64%	-1.81%	9.68%

Class B Shares w/o CDSC***	0.55%	6.84%	-0.66%	11.22%
Class B Shares w/CDSC***	-4.49%	1.84%	-0.82%	11.22%
Class C Shares	0.60%	6.88%	-0.65%	11.22%
Class R3 Shares	0.66%	7.41%	-0.15%	11.85%
Class I Shares	0.78%	7.96%	0.35%	12.34%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Class R3 Shares	1.54%
Class I Shares	1.04%

*	Two-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

***	Class B Shares are available only upon the exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2011 — Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding Summaries (Unaudited) as of December 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Nuveen Real Asset Income Fund

Portfolio Allocation1

Nuveen Real Estate Securities Fund

Portfolio Allocation3

Portfolio Composition[1]
Transportation Infrastructure	23.9%
Electric Utilities	18.4%
Oil, Gas & Consumable Fuels	12.9%
Multi-Utilities	12.2%
Gas Utilities	7.1%
Commercial Services & Supplies	4.6%
Wireless Telecommunication Services	4.1%
Short-Term Investments	3.1%
Other	13.7%

Portfolio Composition[1]
Retail	11.9%
Electric Utilities	11.3%
Diversified	8.7%
Energy	8.1%
Specialized	7.9%
Multi-Utilities	7.0%
Industrials	6.8%
Financials	6.1%
Office	5.1%
Transportation	4.7%
Oil, Gas & Consumable Fuels	3.6%
Health Care	3.2%
Utilities	3.2%
Other	12.4%

Portfolio Composition[3]
Retail	28.0%
Residential	20.4%
Specialized	19.8%
Office	10.6%
Diversified	8.9%
Short-Term Investments	3.8%
Other	8.5%

Top Five Common Stock Holdings[2]
Enbridge Inc.	5.1%
American Tower Corporation	4.2%
National Grid PLC, Sponsored ADR	3.4%
Transurban Group	3.3%
Fraport AG	2.9%

Country Allocation[1]
United States	33.8%
Canada	10.9%
Hong Kong	9.3%
United Kingdom	7.5%
Brazil	6.4%
Austrailia	5.4%
Singapore	4.9%
Germany	3.9%
Other	17.9%

Top Five Common Stock Holdings[2]
National Retail Properties, Inc.	13.9%
National Grid PLC, Sponsored ADR	7.7%
Equatorial Energia SA	4.2%
Scottish and Southern Energy PLC	3.8%
Oesterreichische Post Ag	3.6%

Country Allocation[1]
United States	59.3%
Canada	6.0%
Australia	5.2%
United Kingdom	4.9%
Singapore	4.6%
Other	20.0%

Top Five Common Stock Holdings[2]
Simon Property Group, Inc.	11.8%
Public Storage Inc.	5.2%
Vornado Realty Trust	4.7%
AvalonBay Communities, Inc.	4.1%
Equity Residential	3.9%

1	As a percentage of total investments as of December 31, 2011. Holdings are subject to change.

2	As a percentage of total common stocks as of December 31, 2011. Holdings are subject to change.

3	As a percentage of total investments (excluding investments purchased with collateral from securities lending) as of December 31, 2011. Holdings are subject to change.

20	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund reflect only 61, 110 and 61 days, respectively, of the Funds’ operations, they may not provide a meaningful understanding of the Funds’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,008.10	$1,006.20	$1,006.80	$1,008.50	$1,006.30	$1,005.05	$1,005.88	$1,006.72
Expenses Incurred During Period	$2.06	$3.32	$2.48	$1.64	$2.06	$3.32	$2.48	$1.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and 0.98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period).

Nuveen Real Asset Income Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/13/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,030.60	$1,028.20	$1,029.50	$1,031.30	$1,011.41	$1,009.17	$1,010.66	$1,012.15
Expenses Incurred During Period	$3.58	$5.84	$4.33	$2.82	$3.54	$5.79	$4.29	$2.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.43% and 0.93% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 109/365 (to reflect the 109 days in the period since commencement of operations).

Nuveen Real Estate Securities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,007.20	$1,005.50	$1,006.00	$1,006.60	$1,007.80	$1,006.22	$1,004.96	$1,004.96	$1,005.80	$1,006.63
Expenses Incurred During Period	$2.15	$3.40	$3.40	$2.57	$1.73	$2.15	$3.40	$3.40	$2.56	$1.73

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 2.03%, 1.53% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period).

Nuveen Investments	21

Report of

Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund, and Nuveen Real Estate Securities Fund (hereinafter referred to as the “Funds”) at December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the two months or period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

February 29, 2012

22	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Global Infrastructure Fund (formerly First American Global Infrastructure Fund)

Nuveen Real Estate Securities Fund (formerly First American Real Estate Securities Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Nuveen Global Infrastructure Fund (formerly First American Global Infrastructure Fund) and Nuveen Real Estate Securities Fund (formerly First American Real Estate Securities Fund) (series of Nuveen Investment Funds, Inc.) (collectively, the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Global Infrastructure Fund (formerly First American Global Infrastructure Fund) and Nuveen Real Estate Securities Fund (formerly First American Real Estate Securities Fund) at October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

As discussed in Note 9, the statement of operations, the statement of changes in net assets, and financial highlights for the year ended October 31, 2011 for the Nuveen Real Estate Securities Fund have been restated to correct the classification of certain financial statement line items and financial highlights as of and for the year ended October 31, 2011. The restatement did not impact the Nuveen Global Infrastructure Fund financial statements.

Chicago, Illinois

December 28, 2011

Except for Note 9, as to which the date is February 29, 2012

Nuveen Investments	23

Portfolio of Investments

Nuveen Global Infrastructure Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.0%

	Air Freight & Logistics – 1.5%

34,320	Oesterreichische Post Ag	$1,034,952

2,347,154	Singapore Post Limited	1,691,985
	Total Air Freight & Logistics	2,726,937
	Commercial Services & Supplies – 4.5%

2,012,796	China Everbright International Limited	728,241

63,698	Covanta Holding Corporation	872,026

34,248	Progressive Waste Solutions Ltd	670,918

121,745	Serco Group PLC	896,185

32,938	Standard Parking Corporation, (2)	588,602

131,742	Waste Connections Inc.	4,365,930
	Total Commercial Services & Supplies	8,121,902
	Construction & Engineering – 1.0%

150,560	Ferrovial SA	1,817,087
	Diversified Telecommunication Services – 0.4%

309,188	Singapore Telecommunications Limited	736,588
	Electric Utilities – 18.3%

131,093	Brookfield Infrastructure Partners LP	3,631,276

660,992	Cheung Kong Infrastructure Holdings Lt	3,872,368

9,574	Cia De Transmissao De Energia	297,652

12,042	Cia Energetica Do Ceara-Pr A	222,408

32,078	CLP Holdings Limited	272,803

261,354	E CL SA	694,512

36,008	E ON AG	776,876

186,887	EDP Energias do Brasil SA	4,158,054

9,115	Elia System Operator SA NV	353,086

46,795	Emera Inc	1,517,651

32,469	Enersis SA	572,428

213,921	Equatorial Energia SA – ORD	1,453,092

23,979	Exelon Corporation	1,039,969

33,900	Fortis Inc	1,110,423

58,225	Fortum Oyj	1,242,646

40,329	Hafslund ASA, Class B, (3)	391,095

16,137	ITC Holdings Corporation	1,224,476

299,766	Power Assets Holding Ltd	2,217,387

354,650	Power Grid Corp of India Ltd	668,496

131,703	PPL Corporation	3,874,702

96,679	Scottish and Southern Energy PLC	1,938,324

524,710	SP Ausnet, (2)	504,472

38,008	Tauron Polska Energia SA	58,926

14,958	UIL Holdings Corporation	529,064

6,776	Unitil Corp.	192,303
	Total Electric Utilities	32,814,489
	Gas Utilities – 7.1%

204,040	APA Group	937,026

25,811	Atmos Energy Corporation	860,797

24	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

15,154	Chesapeake Utilities Corporation	$656,926

2,099,286	Cityspring Infrastructure	542,200

20,587	GAIL India Ltd., GDR	899,652

1,015,975	Hong Kong and China Gas Company Limtied	2,354,640

169,969	Questar Corporation	3,375,584

32,026	Rubis	1,674,562

107,675	Tokyo Gas Company Limited	495,218

728,977	Towngas China Co Ltd	394,214

156,229	Xinao Gas Holdings	500,876
	Total Gas Utilities	12,691,695
	Independent Power Producers & Energy Traders – 1.2%

26,212	Brookfield Renewable Energy	698,815

30,682	Endesa SA Chile	1,360,747
	Total Independent Power Producers & Energy Traders	2,059,562
	Industrial Conglomerates – 0.7%

138,882	Beijing Enterprises Holdings	833,299

136,818	SembCorp Industries Limited	427,210
	Total Industrial Conglomerates	1,260,509
	Machinery – 0.1%

117,712	Hyflux Limited	109,358
	Media – 1.5%

113,882	Ses	2,733,374
	Multi-Utilities – 12.1%

26,009	Atco Ltd	1,537,946

11,012	Canadian Utilities Limited, Class A	665,206

14,913	CenterPoint Energy, Inc.	299,602

473,737	Centrica PLC	2,128,403

13,213	Dominion Resources, Inc.	701,346

237,090	DUET Group	425,580

540,618	Hera SpA	771,762

169,557	Iren SpA	159,649

119,230	National Grid PLC, Sponsored ADR	5,780,270

83,286	NiSource Inc.	1,983,040

61,777	OGE Energy Corp.	3,503,374

33,967	RWE AG, Sponsored ADR	1,193,560

17,332	Sempra Energy	953,260

20,919	Vector Limited	40,220

57,154	Xcel Energy, Inc.	1,579,737
	Total Multi-Utilities	21,722,955
	Oil, Gas & Consumable Fuels – 12.8%

1,606,845	China Suntien Green Energy	281,373

100,928	El Paso Corporation	2,681,657

13,448	El Paso Pipeline Partners, LP	465,570

31,892	Enbridge Energy Partners LP	1,058,495

236,460	Enbridge Inc.	8,845,969

Nuveen Investments	25

Portfolio of Investments

Nuveen Global Infrastructure Fund (continued)

December 31, 2011

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

2,422	Holly Energy Partners LP	$130,328

37,816	Keyera Corp	1,856,000

46,973	Kinder Morgan, Inc.	1,511,121

136,434	Spectra Energy Corporation	4,195,346

16,070	Spectra Energy Partners, LP	513,597

18,229	TransCanada Corporation	796,060

41,780	Veresen Inc	627,469
	Total Oil, Gas & Consumable Fuels	22,962,985
	Real Estate – 0.4%

579,866	Parkway Life Real Estate	800,247
	Road & Rail – 3.1%

801,455	ComfortDelGro Corporation	874,337

713,382	MTR Corporation	2,310,093

162,671	QR National LTD	569,018

1,374,890	SMRT Corporation Limited	1,876,223
	Total Road & Rail	5,629,671
	Transportation Infrastructure – 23.7%

110,574	Abertis Infraestructuras SA	1,765,978

17,489	Aeroports de Paris	1,199,660

590,886	Anhui Expressway Co Ltd-H	346,927

219,646	Atlantia SpA	3,516,497

258,045	Auckland International Airport Limited	506,172

327,145	Australian Infrastructure Fd	645,784

24,208	Autostrada Torino-Milano	234,514

137,242	Brisa Auto-Estrada de Portugal SA	452,056

325,185	CCR SA	2,130,417

530,424	China Merchants Holdings International Company Limited	1,540,065

223,120	Cosco Pacific Limited	260,564

86,725	EcoRodovias Infraestrutura de Logistica SA	648,607

8,071	Flughafen Wien AG	305,489

934	Flughafen Zuerich AG	324,161

100,578	Fraport AG	4,946,566

243,094	Groupe Eurotunnel SA	1,654,921

368,302	Hopewell Highway Infrastructure	184,469

1,013,617	Hutchison Port Holdings Trust	628,443

482,265	Infratil Limited	705,741

1,605,967	International Container Term Services Inc	1,940,856

87,737	Japan Airport Terminal Company	1,141,026

56,976	Kamigumi Company Limited	491,517

11,278	Koninklijke Vopak NV	595,903

99,691	Macquarie Atlas Road Group	137,651

547,917	OHL Mexico SAB DE, (2)	844,175

208,627	Port of Tauranga Limited	1,615,828

65,070	Santos Brasil Participacoes SA	860,623

671,053	SATS Limited	1,112,343

82,930	Sias SPA	624,672

26	Nuveen Investments

Shares	Description (1)	Value

	Transportation Infrastructure (continued)

280,076	Sydney Airport	$761,987

988,221	Transurban Group	5,680,419

142,556	Westshore Terminals Income Fund	3,201,650

96,538	Wilson Sons Ltd, BDR	1,314,604

383,016	Zhejiang Expressway Company Limited	248,552
	Total Transportation Infrastructure	42,568,837
	Water Utilities – 3.6%

4,967	American States Water Co.	173,348

12,736	American Water Works Company	405,769

22,728	Aqua America Inc.	501,152

34,268	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	1,907,014

17,394	Companhia de Saneamento de Minas Gervais Copasa MG	311,465

269,619	Guangdong Investment Limited	163,509

85,995	Manila Water Company	38,041

13,142	Middlesex Water Company	245,230

50,785	Severn Trent PLC	1,179,873

153,912	United Utilities PLC	1,448,482
	Total Water Utilities	6,373,883
	Wireless Telecommunication Services – 4.0%

120,332	American Tower Corporation, (2)	7,221,123
	Total Common Stocks (cost $162,830,881)	172,351,202

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 3.1%

	Money Market Funds – 3.1%

5,534,437	State Street Institutional Liquid Reserve Fund, 0.150% (4)	$5,534,437
	Total Short-Term Investments (cost $5,534,437)	5,534,437
	Total Investments (cost $168,365,318) – 99.1%	177,885,639
	Other Assets Less Liabilities – 0.9%	1,654,232
	Net Assets – 100%	$179,539,871

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

ADR	American Depositary Receipt.
BDR	Brazilian Depositary Receipt.
GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments

Nuveen Real Asset Income Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 27.0%

	Air Freight & Logistics – 2.6%

4,722	Oesterreichische Post Ag	$142,396

173,332	Singapore Post Limited	124,949
	Total Air Freight & Logistics	267,345
	Capital Markets – 0.3%

7,500	Macquarie Korea Infra	32,552
	Electric Utilities – 8.2%

2,677	Brookfield Infrastructure Partners LP	74,153

1,793	Cia Energetica Do Ceara-Pr A	33,116

2,000	E ON AG	43,150

5,821	EDP Energias do Brasil SA	129,512

24,388	Equatorial Energia SA	165,659

1,213	Exelon Corporation	52,608

2,404	Fortum Oyj	51,306

2,068	PPL Corporation	60,841

7,558	Scottish and Southern Energy PLC	151,531

42,018	SP Ausnet	40,397

1,356	Unitil Corp.	38,483
	Total Electric Utilities	840,756
	Gas Utilities – 1.5%

349,416	Cityspring Infrastructure	90,247

88,446	Envestra Limited	64,681
	Total Gas Utilities	154,928
	Independent Power Producers & Energy Traders – 0.4%

1,390	Brookfield Renewable Energy	37,058
	Media – 0.8%

3,316	Ses	79,590
	Multi-Utilities – 5.7%

4,500	Centrica PLC	20,218

62,322	DUET Group	111,869

54,996	Hera SpA	78,510

24,104	Iren SpA	22,695

6,241	National Grid PLC, Sponsored ADR	302,564

26,639	Vector Limited	51,217
	Total Multi-Utilities	587,073
	Oil, Gas & Consumable Fuels – 3.1%

1,092	El Paso Pipeline Partners, LP	37,805

3,802	Enbridge Energy Partners, LP	126,188

540	Holly Energy Partneres, LP	29,057

986	Spectra Energy Partners, LP	31,513

6,383	Veresen Inc	95,862
	Total Oil, Gas & Consumable Fuels	320,425
	Telecommunication Services – 0.3%

14,924	Singapore Telecommunications Limited	35,554

28	Nuveen Investments

Shares	Description (1)			Value

	Transportation – 3.9%

6,044	Abertis Infraestructuras SA			$96,529

101,000	Anhui Expressway Co Ltd			59,300

4,009	Autostrada Torino-Milano			38,837

71,000	Hopewell Highway Infrastructure			35,561

6,448	Transurban Group			37,064

118,464	Hutchison Port Holdings Trust			73,448

226,000	Xiamen International Port			33,464

5,574	Australian Infrastructure Fd			11,003

538	Flughafen Wien AG			20,363
	Total Transportation			405,569
	Water Utilities – 0.2%

2,165	United Utilities PLC			20,375
	Total Common Stocks (cost $2,753,087)			2,781,225

Shares	Description (1)			Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 11.2%

	Diversified – 1.6%

4,070	Liberty Property Trust			$125,682

1,486	Washington Real Estate Investment Trust			40,642
	Total Diversified			166,324
	Mortgage – 0.4%

2,158	Starwood Property Trust Inc.			39,945
	Office – 1.1%

9,690	Franklin Street Properties Corporation			96,416

610	Mack-Cali Realty Corporation			16,281
	Total Office			112,697
	Retail – 6.6%

501	Equity One Inc.			8,507

20,757	National Retail Properties, Inc.			547,570

830	Ramco-Gershenson Properties Trust			8,159

5,191	Urstadt Biddle Properties Inc.			93,853

3,537	Westfield Group			28,254
	Total Retail			686,343
	Specialized – 1.5%

120	Entertainment Properties Trust			5,245

99,475	Parkway Life Real Estate			137,281

341	Universal Health Realty Income Trust			13,297
	Total Specialized			155,823
	Total Real Estate Investment Trust Common Stocks (cost $1,137,692)			1,161,132

Shares	Description (1)	Coupon	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 1.6%

	Energy – 0.5%

1,000	El Paso Energy Capital Trust I, Convertible Preferred	4.750%	BB–	$46,040
	Financials – 1.1%

5,135	Brookfield Asset Management	4.750%	N/R	117,595
	Total Convertible Preferred Securities (cost $159,745)			163,635

Nuveen Investments	29

Portfolio of Investments

Nuveen Real Asset Income Fund (continued)

December 31, 2011

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 31.3%

	Diversified – 6.9%

6,781	Brookfield Asset Management	5.630%	N/R	$129,796

5,135	Brookfield Asset Management	4.750%	N/R	118,300

3,629	Cousins Property Inc.	7.750%	N/R	87,459

2,406	PS Business Parks, Inc.	7.200%	Baa3	60,511

3,473	PS Business Parks, Inc.	7.000%	Baa3	87,589

4,535	Vornado Realty Trust, Series H	6.750%	Baa3	113,874

4,509	Vornado Realty Trust, Series F	6.750%	Baa3	114,664
	Total Diversified			712,193
	Electric Utilities – 2.9%

131	Connecticut Power & Light Company	2.200%	BBB–	5,891

158	Connecticut Power & Light Company	4.500%	BBB–	7,461

522	Entergy Louisiana LLC	6.950%	Ba1	52,249

949	Fortis Inc	4.900%	N/R	23,987

221	Georgia Power Company	6.500%	A–	24,222

200	Pacific Gas & Electric Corporation	5.000%	BBB	5,166

1,480	Pacific Gas and Electric Company	5.000%	BBB	36,704

632	Peco Energy Company	4.680%	BBB	57,980

72	Peco Energy Company	4.300%	BBB	6,512

3,166	PPL Electric Utilities Corporation	6.250%	BBB–	80,238
	Total Electric Utilities			300,410
	Industrials – 2.0%

878	Dupont Fabros Technology	7.875%	Ba2	22,047

1,964	First Industrial Realty Trust, Inc., Series J	7.250%	B2	42,403

1,696	First Industrial Realty Trust, Inc., Series K	7.250%	B+	36,837

876	First Potomac Realty Trust	7.750%	N/R	22,224

837	Glimcher Realty Trust, Series G	8.125%	B2	19,954

1,801	Prologis Inc.	6.750%	BB	42,828

935	Prologis Inc.	6.750%	Baa3	22,534
	Total Industrials			208,827
	Multi-Utilities – 1.2%

326	Canadian Utilities Limited	5.800%	A	8,288

358	Consolidated Edison Company of New York Inc.	5.000%	BBB	37,282

131	Consolidated Edison Company of New York Inc.	4.650%	BBB	12,281

2,000	DTE Energy Company	6.500%	BBB–	53,720

421	San Diego Gas & Electric Corporation	4.600%	A–	7,852
	Total Multi-Utilities			119,423
	Office – 3.9%

1,576	Biomed Realty Trust Inc.	7.375%	N/R	40,078

1,551	Corporate Office Properties Trust, Series G	8.000%	N/R	38,946

4,210	Digital Realty Trust Inc.	7.000%	Baa3	107,734

2,749	Duke Realty Corporation, Series L	6.600%	Baa3	67,241

1,573	Kilroy Realty Corporation, Series E	7.800%	BB	40,379

909	Kilroy Realty Corporation, Series F	7.500%	BB	22,716

1,806	Lexington Realty Trust	7.550%	N/R	43,181

30	Nuveen Investments

Shares	Description (1)		Coupon	Ratings (2)	Value

	Office (continued)

1,580	SL Green Realty Corporation		7.875%	BB–	$40,085
	Total Office				400,360
	Oil, Gas & Consumable Fuels – 0.4%

1,768	Westcoast Energy Inc.		5.500%	BBB+	44,688
	Real Estate – 1.2%

1,572	Apartment Investment & Management Company		8.000%	Ba3	39,599

3,783	Forest City Enterprises Inc.		7.375%	B–	85,647
	Total Real Estate				125,246
	Residential – 1.5%

2,695	BRE Properties, Series D		0.000%	N/R	67,833

3,149	Essex Property Trust		7.125%	BB+	80,614

236	United Dominion Realty Trust		6.750%	Baa3	6,018
	Total Residential				154,465
	Retail – 5.1%

4,570	CBL & Associates Properties Inc.		7.375%	N/R	108,218

3,621	Cedar Shopping Centers Inc., Series A		8.875%	N/R	86,071

1,650	Developers Diversified Realty Corporation		7.500%	Ba1	40,425

1,650	Developers Diversified Realty Corporation		7.375%	Ba1	40,013

798	Glimcher Realty Trust, Series F		8.750%	B2	19,870

4,436	Kimco Realty Corporation, Series H		6.900%	BBB	121,458

2,716	Kite Realty Group Trust		8.250%	N/R	62,604

1,789	Weingarten Realty Trust		6.950%	Baa3	45,351
	Total Retail				524,010
	Specialized – 6.2%

2,705	Cogdell Spencer Inc.		8.500%	N/R	68,437

2,000	CubeSmart		7.750%	Ba2	49,220

1,755	Hersha Hospitality Trust		8.000%	N/R	38,786

1,606	LaSalle Hotel Properties		8.000%	N/R	40,680

4,743	Pebblebrook Hotel Trust		8.000%	N/R	108,188

1,764	Pebblebrook Hotel Trust		7.875%	N/R	42,354

5,000	Summit Hotel Properties Inc.		9.250%	N/R	123,750

5,562	Sunstone Hotel Investors Inc.		8.000%	N/R	130,874

1,815	Sunstone Hotel Investors Inc.		8.000%	N/R	41,105
	Total Specialized				643,394
	Total $25 Par (or similar) Preferred Securities (cost $3,226,849)				3,233,016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 27.2%

	Consumer Discretionary – 0.8%

$85	Corporativo Javer S.A. de C.V, 144A	9.875%	4/6/21	B+	$77,350
	Energy – 7.5%

88	Chespeake Midstream Partners LP, 144A	0.059%	4/15/21	BB	88,000

77	Energy Transfer Equity LP	7.500%	10/15/20	BB	84,123

80	Inergy LP Finance	7.000%	10/01/18	Ba3	81,200

Nuveen Investments	31

Portfolio of Investments

Nuveen Real Asset Income Fund (continued)

December 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy (continued)

$200	Origin Energy Finance Limited	7.875%	3/16/71	BB+	$234,422

75	Rubicon Drilling Services, Utlra-Deepwater Limited, 144A	11.875%	3/15/17	B–	79,125

10	Sabine Pass LNG LP	7.500%	11/30/16	B+	10,050

85	United Refining Inc., 144A	10.500%	2/28/18	B	79,475

30	Tesoro Petroleum Corporation	6.500%	6/01/17	BB+	30,750

75	Western Refining Inc., 144A	11.250%	6/15/17	B+	85,313
720	Total Energy				772,458
	Financials – 4.8%

329	PHBS Limited	6.625%	9/29/49	N/A	292,810

200	Royal Capital BV	8.375%	5/15/49	N/A	204,954
529	Total Financials				497,764
	Health Care – 3.2%

85	Community Health Systems, Inc., 144A	8.000%	11/15/19	B	85,850

75	HCA Inc.	8.500%	4/15/19	BB+	82,125

90	Kindred Healthcare Inc., Term Loan	8.250%	6/01/19	B–	75,600

80	Res-Care Inc., 144A	10.750%	1/15/19	B–	82,600
330	Total Health Care				326,175
	Industrials – 4.6%

85	Casella Waste Systems Inc.	7.750%	2/15/19	B–	83,088

85	Continental Airlines, inc.	7.875%	7/02/18	Ba3	82,581

80	EnergySolutions Inc.	10.750%	8/15/18	BB–	74,900

80	Geo Group Inc.	6.625%	2/15/21	B+	80,400

85	Huntington Ingalls Industries Inc., 144A	6.875%	3/15/18	BB	83,300

80	Ultrapetrol Bahamas Limited	9.000%	11/24/14	B–	72,600
495	Total Industrials				476,869
	Telecommunication Services – 2.5%

80	Crown Castle International Corporation	7.125%	11/14/19	BB–	86,400

80	IntelSat Jackson Holdings, 144A	7.000%	10/01/18	Ba3	81,200

80	SBA Telecommunications Corporation	8.250%	8/15/19	B+	87,000
240	Total Telecommunication Services				254,600
	Transportation – 0.7%

85	Air Canada, 144A	9.250%	8/01/15	B+	74,375
	Utilities – 3.1%

75	AES Corporation	8.000%	10/15/17	BB	82,500

80	Calpine Corporation, 144A	7.875%	7/31/20	BB	86,200

88	Midwest Generation LLC	8.560%	1/02/16	Ba3	88,434

50	Tennet Holding BV	6.6555%	2/19/49	BBB	64,553
293	Total Utilities				321,687
$2,777	Total Corporate Bonds (cost $2,810,742)				2,801,278
	Total Investments (cost $10,088,115) – 98.3%				10,140,286
	Other Assets Less Liabilities – 1.7%				173,201
	Net Assets – 100%				$10,313,487

32	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments

Nuveen Real Estate Securities Fund

December 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 3.8%

	Consumer Discretionary – 0.0%

54,423	Marriott International, Inc.	$1,587,519
	Diversified Capital Markets – 0.0%

60,447	HFF Inc., (3)	624,418
	Environmental & Facilities Services – 0.2%

356,227	Standard Parking Corporation, (3)	6,365,776
	Health Care Facilities – 0.1%

2,432	Assisted Living Concepts Inc.	36,212

392,413	Capital Senior Living Corporation, (3)	3,115,759
	Total Health Care Facilities	3,151,971
	Real Estate – 2.9%

1,740,928	Brookfield Asset Management, Inc.	47,840,701

2,046,105	Brookfield Properties Corporation, (2)	32,001,082

882,554	Forest City Enterprises, Inc., (2), (3)	10,431,788

477	Hopewell Holdings Limited	1,220

34,331	Newcastle Investments Holdings, (3), (4)	22,658
	Total Real Estate	90,297,449
	Wireless Telecommunication Services – 0.6%

1,190,385	American Tower Corporation, (3)	18,628,184
	Total Common Stocks (cost $121,176,251)	120,655,317

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 94.2%

	Diversified – 9.1%

139,699	American Assets Trust Inc	$2,865,226

59,150	Colonial Properties Trust	1,233,869

2,532,388	Cousins Properties, Inc., (2)	16,232,607

1,100,890	Liberty Property Trust	33,995,483

892,699	PS Business Parks Inc., (2)	49,482,306

1,890,270	Vornado Realty Trust, (2)	145,286,152

1,302,543	Washington Real Estate Investment Trust, (2)	35,624,551
	Total Diversified	284,720,194
	Industrials – 4.7%

519,949	DCT Industrial Trust Inc., (2)	2,662,139

274,077	Dupont Fabros Technology Inc., (2)	6,638,145

910,306	EastGroup Properties Inc., (2)	39,580,105

116,178	First Industrial Realty Trust, Inc.	1,188,501

44,321	First Potomac Realty Trust, (2)	578,389

303,364	Mapletree Logistics Trust	197,635

2,977,948	Prologis Inc., (2)	85,139,533

239,355	Stag Industrial Inc, (2)	2,745,402

469,882	Terreno Realty Corporation, (2)	7,114,013
	Total Industrials	145,843,862
	Office – 10.8%

632,783	Alexandria Real Estate Equities Inc. , (2)	43,643,044

645,755	BioMed Realty Trust Inc., (2)	11,675,250

1,155,478	Boston Properties, Inc., (2)	115,085,609

34	Nuveen Investments

Shares	Description (1)	Value

	Office (continued)

23,523	Coresite Realty Corporation	$419,180

290,332	Digital Realty Trust Inc., (2)	19,356,434

1,151,427	Douglas Emmett Inc., (2)	21,002,028

1,015,575	Duke Realty Corporation, (2)	12,237,679

1,193,958	Franklin Street Properties Corporation	11,879,882

468,889	Highwoods Properties, Inc., (2)	13,911,937

1,159,688	Mack-Cali Realty Corporation, (2)	30,952,073

47,801	Mission West Properties Inc.	431,165

13,121	Parkway Properties Inc.	129,373

31,974	Piedmont Office Realty Trust, (2)	544,837

840,869	SL Green Realty Corporation, (2)	56,035,510
	Total Office	337,304,001
	Residential – 20.8%

1,251,695	American Campus Communities Inc., (2)	52,521,122

206,009	Apartment Investment & Management Company, Class A	4,719,666

960,116	AvalonBay Communities, Inc., (2)	125,391,150

342,236	BRE Properties, Inc., (2)	17,276,073

958,732	Camden Property Trust, (2)	59,671,480

837,758	Equity Lifestyles Properties Inc., (2)	55,870,081

2,088,329	Equity Residential, (2)	119,097,403

419,363	Essex Property Trust Inc., (2)	58,924,695

832,204	Home Properties New York, Inc., (2)	47,909,984

1,000,001	Mid-America Apartment Communities, (2)	62,550,063

599,869	Post Properties, Inc., (2)	26,226,273

851,745	UDR Inc.	21,378,800
	Total Residential	651,536,790
	Retail – 28.6%

1,173,908	Acadia Realty Trust, (2)	23,642,507

1,265	Alexander’s Inc.	468,088

2,144,993	Developers Diversified Realty Corporation, (2)	26,104,565

1,406,576	Equity One Inc., (2)	23,883,660

395,211	Federal Realty Investment Trust, (2)	35,865,398

1,081,821	Glimcher Realty Trust, (2)	9,952,753

3,157,312	Kimco Realty Corporation, (2)	51,274,747

1,891,790	Kite Realty Group Trust, (2)	8,531,973

1,584,543	Macerich Company, (2)	80,177,876

3,904,819	National Retail Properties, Inc., (2)	103,009,125

1,723,589	Ramco-Gershenson Properties Trust, (2)	16,942,880

1,165,390	Regency Centers Corporation, (2)	43,841,972

341,144	Retail Opportunity Investments Corporation, (2)	4,039,145

193,856	Saul Centers Inc., (2)	6,866,380

2,810,256	Simon Property Group, Inc., (2)	362,354,409

718,242	Taubman Centers Inc., (2)	44,602,828

888,053	Urstadt Biddle Properties Inc.	16,055,998

1,267,560	Weingarten Realty Trust, (2)	27,658,159

1,190,385	Westfield Group, (3)	9,508,859
	Total Retail	894,781,322

Nuveen Investments	35

Portfolio of Investments

Nuveen Real Estate Securities Fund (continued)

December 31, 2011

Shares	Description (1)			Value

	Specialized – 20.2%

686,714	Cogdell Spencer Inc.			$2,918,535

1,725,453	CubeSmart			18,358,820

207,220	DiamondRock Hospitality Company, (2)			1,997,601

9,281	Entertainment Properties Trust			405,673

193,087	Extra Space Storage Inc.			4,678,498

2,152,507	Health Care Property Investors Inc., (2)			89,178,365

800,993	Health Care REIT, Inc., (2)			43,678,148

135,627	Healthcare Realty Trust, Inc., (2)			2,521,306

1,676,267	Hersha Hospitality Trust, (2)			8,180,183

7,006,924	Host Hotels & Resorts Inc., (2)			103,492,267

959,663	LaSalle Hotel Properties, (2)			23,233,441

103,794	LTC Properties Inc., (2)			3,203,083

4,225,646	Parkway Life Real Estate			5,831,623

1,505,440	Pebblebrook Hotel Trust, (2)			28,874,339

1,177,370	Public Storage, Inc., (2)			158,309,170

254,384	RLJ Lodging Trust, (2)			4,281,283

750,332	Sovran Self Storage Inc., (2)			32,016,666

1,362,461	Strategic Hotels & Resorts Inc., (2), (3)			7,316,418

753,592	Sunstone Hotel Investors Inc.,(3)			6,141,775

1,554,548	Ventas Inc., (2)			85,702,231
	Total Specialized			630,319,425
	Total Real Estate Investment Trust Common Stocks (cost $2,388,815,651)			2,944,505,594

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.1%

	Financials – 0.1%

188,955	Summit Hotel Properties Inc., (3)	9.250%	N/R	$4,676,636
	Total $25 Par (or similar) Preferred Securities (cost $4,723,875)			4,676,636

Shares	Description (1)			Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 46.1%

	Money Market Funds – 46.1%

1,440,134,382	Mount Vernon Securities Lending Prime Portfolio, 0.233% (6), (7)			$1,440,134,382
	Total Investments Purchased with Collateral from Securities Lending (cost $1,440,134,382)			1,440,134,382

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 3.9%

	Money Market Funds – 3.9%

121,396,782	First American Treasury Obligations Fund, Class Z, 0.000% (6)			$121,396,782
	Total Short-Term Investments (cost $121,396,782)			121,396,782
	Total Investments (cost $4,076,246,941) – 148.1%			4,631,368,711
	Other Assets Less Liabilities – (48.1)%			(1,504,266,631)
	Net Assets – 100%			$3,127,102,080

36	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of December 31, 2011.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the Fund is invested in this money market fund.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Assets & Liabilities

December 31, 2011

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Investments, at value (cost $168,365,318, $10,088,115 and $2,636,112,559, respectively)	$177,885,639	$10,140,286	$3,191,234,329
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	1,440,134,382
Cash	—	157,955	254,274
Cash denominated in foreign currency (cost $23,645, $— and $—, respectively)	23,755	—	—
Receivables:
Dividends	620,755	51,834	8,155,381
Due from Adviser	—	4,099	—
Due from broker	—	—	133,803
Interest	485	59,449	—
Investments sold	2,347,511	91,230	13,347,394
Reclaims	36,520	—	—
Shares sold	3,499,894	—	9,678,086
Other assets	83,805	2,261	114,190
Total assets	184,498,364	10,507,114	4,663,051,839
Liabilities
Cash overdraft	193,136	—	—
Cash overdraft denominated in foreign currency (cost $—, $1,025 and $—, respectively)	—	1,019	—
Payables:
Collateral from securities lending program	—	—	1,440,134,382
Investments purchased	3,834,324	161,193	82,594,596
Shares redeemed	542,364	—	8,760,388
Accrued expenses:
Management fees	74,675	—	2,101,289
12b-1 distribution and service fees	19,558	75	226,745
Other	294,436	31,340	2,132,359
Total liabilities	4,958,493	193,627	1,535,949,759
Net assets	$179,539,871	$10,313,487	$3,127,102,080
Class A Shares
Net assets	$51,681,115	$51,530	$722,221,186
Shares outstanding	6,017,733	2,528	38,494,536
Net asset value per share	$8.59	$20.38	$18.76
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$9.11	$21.62	$19.90
Class B Shares
Net Assets	N/A	N/A	$2,233,114
Shares outstanding	N/A	N/A	121,742
Net asset value and offering price per share	N/A	N/A	$18.34
Class C Shares
Net Assets	$10,766,942	$51,415	$59,468,796
Shares outstanding	1,262,818	2,524	3,234,219
Net asset value and offering price per share	$8.53	$20.37	$18.39
Class R3 Shares
Net Assets	$7,314	$51,492	$62,888,419
Shares outstanding	843	2,527	3,311,203
Net asset value and offering price per share	$8.68	$20.38	$18.99
Class I Shares
Net Assets	$117,084,500	$10,159,050	$2,280,290,565
Shares outstanding	13,585,108	498,435	120,206,067
Net asset value and offering price per share	$8.62	$20.38	$18.97
Net assets consist of:
Capital paid-in	$173,003,176	$10,122,115	$2,655,392,873
Undistributed (Over-distribution of) net investment income	563,563	15,081	12,759,121
Accumulated net realized gain (loss)	(3,546,807)	124,107	(96,171,684)
Net unrealized appreciation (depreciation)	9,519,939	52,184	555,121,770
Net assets	$179,539,871	$10,313,487	$3,127,102,080
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A –	Global Infrastructure and Real Asset Income do not offer Class B Shares.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Operations

	Global Infrastructure		Real Asset Income	Real Estate Securities
	Two Months Ended 12/31/11	Year Ended 10/31/11	For the period 9/13/11 (commencement of operations) through 12/31/11	Two Months Ended 12/31/11	Year Ended 10/31/11 Restated(3)
Investment Income
Dividend and interest income from unaffiliated investments (net of foreign tax withheld of $99,419, $571,458, $3,432, $56,178 and $207,932, respectively)	$1,166,671	$6,127,802	$163,965	$20,663,303	$81,099,650
Interest income from affiliated investments(1)	—	—	—	—	3,578
Securities lending income	—	—	—	296,853	1,045,339
Total investment income	1,166,671	6,127,802	163,965	20,960,156	82,148,567
Expenses
Management fees	267,474	1,636,366	23,292	4,270,533	23,904,875
12b-1 service fees – Class A	21,730	153,872	37	292,735	1,897,396
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	3,623	27,031
12b-1 distribution and service fees – Class C	17,517	102,537	150	96,963	625,348
12b-1 distribution and service fees – Class R3(2)	10	20	75	51,133	303,999
Administrative fees(1)	—	64,141	—	—	942,708
Shareholders’ servicing agent fees and expenses	32,562	245,225	6,743	656,864	3,417,862
Custodian’s fees and expenses	52,304	292,065	724	79,347	425,930
Directors’ fees and expenses	728	8,457	72	12,192	69,353
Professional fees	17,639	35,674	21,019	17,680	30,748
Shareholders’ reports – printing and mailing expenses	12,584	53,820	522	217,570	1,080,603
Federal and state registration fees	11,006	65,698	3,333	39,401	231,296
Other expenses	7,165	13,982	325	69,298	59,755
Total expenses before custodian fee credit and expense reimbursement	440,719	2,671,857	56,292	5,807,339	33,016,904
Custodian fee credit	—	—	—	—	(152)
Expense reimbursement	(118,440)	(670,755)	(28,128)	(168,886)	(397,532)
Net expenses	322,279	2,001,102	28,164	5,638,453	32,619,220
Net investment income (loss)	844,392	4,126,700	135,801	15,321,703	49,529,347
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,088,026)	2,172,153	125,502	(12,717,545)	33,359,512
Redemptions in-kind	—	—	—	—	14,782,543
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,536,103	(5,534,812)	52,184	21,729,743	167,799,657
Net realized and unrealized gain (loss)	448,077	(3,362,659)	177,686	9,012,198	215,941,712
Net increase (decrease) in net assets from operations	$1,292,469	$764,041	$313,487	$24,333,901	$265,471,059

N/A	– Global Infrastructure and Real Asset Income do not offer Class B Shares.
(1)	– For the period November 1, 2010 through December 31, 2010.
(2)	– Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.
(3) –	Dividend and interest income from unaffiliated investments, Total investment income, Net investment income (loss), Net realized gain (loss) from investments and foreign currency, Change in net unrealized appreciation (depreciation) of investments and foreign currency and Net realized and unrealized gain (loss) for the fiscal year ended October 31, 2011 have been restated as described in Footnote 9 – Restatement of Prior Period Financial Statements.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Changes in Net Assets

	Global Infrastructure			Real Asset Income	Real Estate Securities
	Two Months Ended 12/31/11	Year Ended 10/31/11	Year Ended 10/31/10	Period 9/13/11 (commencement of operations) through 12/31/11	Two Months Ended 12/31/11	Year Ended 10/31/11 Restated(2)	Year Ended 10/31/10
Operations
Net investment income (loss)	$844,392	$4,126,700	$2,181,314	$135,801	$15,321,703	$49,529,347	$35,643,220
Net realized gain (loss) from:
Investments and foreign currency	(1,088,026)	2,172,153	9,624,536	125,502	(12,717,545)	33,359,512	252,011,687
Redemptions in-kind	—	—	—	—	—	14,782,543	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,536,103	(5,534,812)	11,029,830	52,184	21,729,743	167,799,657	278,282,734
Net increase (decrease) in net assets from operations	1,292,469	764,041	22,835,680	313,487	24,333,901	265,471,059	565,937,641
Distributions to Shareholders
From net investment income:
Class A	(760,328)	(1,049,188)	(422,493)	(581)	(4,160,552)	(8,735,913)	(11,389,628)
Class B	N/A	N/A	N/A	N/A	(8,875)	(18,502)	(52,482)
Class C	(74,451)	(111,436)	(45,241)	(486)	(237,281)	(442,822)	(629,047)
Class R3(1)	(88)	—	(78)	(549)	(326,844)	(608,594)	(1,183,248)
Class I(1)	(1,983,300)	(1,696,981)	(657,920)	(120,712)	(14,450,265)	(26,418,401)	(29,400,408)
From accumulated net realized gains:
Class A	(1,267,002)	(3,080,543)	—	—	(4,144,624)	(9,657,846)	—
Class B	N/A	N/A	N/A	N/A	(13,097)	(31,804)	—
Class C	(263,092)	(459,773)	—	—	(349,654)	(839,205)	—
Class R3(1)	(187)	(6)	—	—	(358,578)	(832,024)	—
Class I(1)	(2,726,959)	(4,486,974)	—	—	(12,885,490)	(28,892,916)	—
Decrease in net assets from distributions to shareholders	(7,075,407)	(10,884,901)	(1,125,732)	(122,328)	(36,935,260)	(76,478,027)	(42,654,813)
Fund Share Transactions
Proceeds from sale of shares	13,179,987	77,226,231	98,672,119	10,000,000	152,158,707	1,446,745,719	1,423,764,845
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,520,484	7,871,757	672,627	122,328	28,693,310	59,682,755	33,035,805
	17,700,471	85,097,988	99,344,746	10,122,328	180,852,017	1,506,428,474	1,456,800,650
Cost of shares redeemed	(10,460,693)	(50,578,994)	(26,906,030)	—	(171,328,445)	(937,711,181)	(573,780,600)
Cost of redemptions in-kind	—	—	—	—	—	(48,374,872)	—
Net increase (decrease) in net assets from Fund share transactions	7,239,778	34,518,994	72,438,716	10,122,328	9,523,572	520,342,421	883,020,050
Net increase (decrease) in net assets	1,456,840	24,398,134	94,148,664	10,313,487	(3,077,787)	709,335,453	1,406,302,878
Net assets at the beginning of period	178,083,031	153,684,897	59,536,233	—	3,130,179,867	2,420,844,414	1,014,541,536
Net assets at the end of period	$179,539,871	$178,083,031	$153,684,897	$10,313,487	$3,127,102,080	$3,130,179,867	$2,420,844,414
Undistributed (Over-distribution of) net investment income at the end of period	$563,563	$2,515,839	$2,119,768	$15,081	$12,759,121	$16,624,130	$(11,822)

N/A	– Global Infrastructure and Real Asset Income do not offer Class B Shares.
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2) –	Net investment income (loss), Net realized gain (loss) from investments and foreign currency and Change in net unrealized appreciation (depreciation) of investments and foreign currency for the fiscal year ended October 31, 2011 have been restated as described in Footnote 9 – Restatement of Prior Period Financial Statements.

See accompanying notes to financial statements.

40	Nuveen Investments

Financial Highlights

Nuveen Investments	41

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL INFRASTRUCTURE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/07)
Year Ended 12/31
2011(h)	$8.87	$.04	$.03	$.07	$(.13)	$(.22)	$(.35)	$8.59
Year Ended 10/31
2011	9.42	.20	(.11)	.09	(.16)	(.48)	(.64)	8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
2008(f)	10.00	.05	(3.62)	(3.57)	—	—	—	6.43
Class C (11/08)
Year Ended 12/31
2011(h)	8.75	.03	.03	.06	(.06)	(.22)	(.28)	8.53
Year Ended 10/31
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(g)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)(e)
Year Ended 12/31
2011(h)	8.95	.04	.02	.06	(.11)	(.22)	(.33)	8.68
Year Ended 10/31
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(g)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)(e)
Year Ended 12/31
2011(h)	8.92	.04	.03	.07	(.15)	(.22)	(.37)	8.62
Year Ended 10/31
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82
2008(f)	10.00	.16	(3.73)	(3.57)	—	—	—	6.43

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

.81%	$51,681	1.64	%*	2.38	%*	1.23	%*	2.79	%*	42%

.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299
(35.70)	4,022	4.16	*	(2.11	)*	1.25	*	.80	*	304

.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

.85	117,085	1.39	*	2.65	*	.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299
(35.70)	17,221	3.90	*	(.73	)*	.99	*	2.18	*	304

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the period December 17, 2007 (commencement of operations) through October 31, 2008.
(g)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
(h)	For the two months ended December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ASSET INCOME
Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/11)
2011(e)	$20.00	$.26	$.35	$.61	$(.23)	$—	$(.23)	$20.38
Class C (9/11)
2011(e)	20.00	.21	.35	.56	(.19)	—	(.19)	20.37
Class R3 (9/11)
2011(e)	20.00	.24	.36	.60	(.22)	—	(.22)	20.38
Class I (9/11)
2011(e)	20.00	.27	.36	.63	(.25)	—	(.25)	20.38

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

3.06%	$52	2.12	%*	3.34	%*	1.18	%*	4.28	%*	65%

2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

2.95	51	2.37	*	3.10	*	1.43	*	4.04	*	65

3.13	10,159	1.87	*	3.60	*	.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ESTATE SECURITIES
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
Year Ended 12/31
2011(f)	$18.84	$.09	$.05	$.14	$(.11)	$(.11)	—	$(.22)	$18.76
Year Ended 10/31
2011(g)	17.58	.29	1.43	1.72	(.22)	(.24)	—	(.46)	18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
2008	23.99	.60	(8.78)	(8.18)	(.40)	(2.74)	—	(3.14)	12.67
2007	26.49	.47	(.24)	.23	(.36)	(2.37)	—	(2.73)	23.99
Class B (9/95)
Year Ended 12/31
2011(f)	18.42	.06	.04	.10	(.07)	(.11)	—	(.18)	18.34
Year Ended 10/31
2011(g)	17.18	.14	1.42	1.56	(.11)	(.21)	—	(.32)	18.42
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
2008	23.53	.46	(8.60)	(8.14)	(.26)	(2.74)	—	(3.00)	12.39
2007	26.08	.27	(.22)	.05	(.23)	(2.37)	—	(2.60)	23.53
Class C (2/00)
Year Ended 12/31
2011(f)	18.46	.06	.05	.11	(.07)	(.11)	—	(.18)	18.39
Year Ended 10/31
2011(g)	17.23	.14	1.41	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
2008	23.62	.45	(8.63)	(8.18)	(.26)	(2.74)	—	(3.00)	12.44
2007	26.17	.26	(.21)	.05	(.23)	(2.37)	—	(2.60)	23.62
Class R3 (9/01)(e)
Year Ended 12/31
2011(f)	19.07	.08	.05	.13	(.10)	(.11)	—	(.21)	18.99
Year Ended 10/31
2011(g)	17.79	.24	1.46	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
2008	24.20	.54	(8.85)	(8.31)	(.36)	(2.74)	—	(3.10)	12.79
2007	26.72	.38	(.21)	.17	(.32)	(2.37)	—	(2.69)	24.20
Class I (6/95)(e)
Year Ended 12/31
2011(f)	19.05	.10	.05	.15	(.12)	(.11)	—	(.23)	18.97
Year Ended 10/31
2011(g)	17.77	.34	1.45	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57
2008	24.18	.64	(8.84)	(8.20)	(.45)	(2.74)	—	(3.19)	12.79
2007	26.67	.53	(.24)	.29	(.41)	(2.37)	—	(2.78)	24.18

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

.72%	$722,221	1.31	%*	2.82	%*	1.28	%*	2.86	%*	21%

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117
(37.71)	133,162	1.23		3.31		1.23		3.31		150
.78	203,101	1.22		1.87		1.22		1.87		210

.55	2,233	2.06	*	2.06	*	2.03	*	2.09	*	21

9.18	2,269	2.03		.77		2.02		.78		103
43.66	3,005	1.99		1.42		1.99		1.42		133
2.13	2,693	2.02		3.57		2.02		3.57		117
(38.18)	3,276	1.98		2.57		1.98		2.57		150
—	7,391	1.97		1.12		1.97		1.12		210

.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117
(38.19)	11,458	1.98		2.56		1.98		2.56		150
.03	18,403	1.97		1.06		1.97		1.06		210

.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117
(37.90)	22,813	1.48		3.01		1.48		3.01		150
.52	18,493	1.47		1.52		1.47		1.52		210

.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117
(37.56)	526,386	.98		3.51		.98		3.51		150
1.01	652,579	.97		2.12		.97		2.12		210

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(f)	For the two months ended December 31, 2011.
(g)	Each Net Investment Income (Loss) per share outstanding, Net Realized/Unrealized Gain (Loss) per share outstanding and Ratio of Net Investment Income (Loss) to Average Net Assets for the fiscal year ended October 31, 2011, in the above table have been restated as described in Footnote 9 – Restatement of Prior Period Financial Statements.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Global Infrastructure’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets or have at least 50% of the fair market value of their assets invested in infrastructure assets. The Fund will also invest at least 40% of its net assets in securities of foreign issuers and, in any case, will at least invest 30% of its net assets in such issuers. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Asset Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industries; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

The categories of real assets on which the Fund will focus its investments are infrastructure and real estate. Infrastructure consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization and include common stock, preferred securities and convertible securities, as well as interests in real estate investment trusts (“REITs”), exchange-traded notes (“ETNs”), other investment companies (including exchange-traded funds (“ETFs”)) and equity securities issued by master limited partnerships (“MLPs”). Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

Real Estate Securities’ investment objective is to provide above average current income and long-term appreciation. Under normal market conditions, the Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. The Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may also invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

During the prior fiscal period, the Funds’ Board of Directors approved a change in Global Infrastructure’s and Real Estate Securities’ fiscal year end from October 31 to December 31. The Funds’ Board of Directors also approved a tax year end change from October 31 to December 31 for Global Infrastructure.

Effective after the close of business on December 31, 2010, Real Estate Securities suspended offering its shares to new investors, except as noted in the Fund’s prospectus.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

48	Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which generally represents a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Nuveen Investments	49

Notes to Financial Statements (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Asset Income and Real Estate Securities. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the fiscal year-end. The actual character of distributions to fund shareholders are reflected in the accompanying financial statement.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

50	Nuveen Investments

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended December 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, Global Infrastructure and Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund’s policy is to receive collateral from the borrower in the form of cash, U.S. government securities, or other high-grade debt obligations equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”) serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”).

During the period ended December 31, 2011, U.S. Bank, as the securities lending agent, received fees that equaled up to 20% of net income from securities lending transactions. U.S. Bank paid half of such fees to U.S. Bancorp Asset Management, Inc. (“USBAM”) for certain securities lending services provided by USBAM. Collateral for securities on loan was invested in a money market fund administered by USBAM, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities. USBAM also received an administration fee equal to .02% of each Fund’s average daily net assets invested in the money market fund.

Income from securities lending, net of fees paid to U.S. Bank, is recognized on the Statement of Operations as “Securities lending income.” Securities lending fees paid to U.S. Bank by each Fund during the period ended December 31, 2011, were as follows:

	Global Infrastructure	Real Estate Securities
Securities lending fees paid	$—	$73,665

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Nuveen Investments	51

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2011:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$171,960,107	$391,095	$—	$172,351,202
Short-Term Investments	5,534,437	—	—	5,534,437
Total	$177,494,544	$391,095	$—	$177,885,639

Real Asset Income	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,781,225	$—	$—	$2,781,225
Real Estate Investment Trust Common Stocks	1,161,132	—	—	1,161,132
Convertible Preferred Securities	163,635	—	—	163,635
$25 Par (or similar) Preferred Securities	3,139,426	93,590	—	3,233,016
Corporate Bonds	—	2,801,278	—	2,801,278
Total	$7,245,418	$2,894,868	$—	$10,140,286

Real Estate Securities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$120,632,659	$—	$22,658	$120,655,317
Real Estate Investment Trust Common Stocks	2,944,505,594	—	—	2,944,505,594
$25 Par (or similar) Preferred Securities	4,676,636	—	—	4,676,636
Investments Purchased with Collateral from Securities Lending	1,440,134,382	—	—	1,440,134,382
Short-Term Investments	121,396,782	—	—	121,396,782
Total	$4,631,346,053	$—	$22,658	$4,631,368,711
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

52	Nuveen Investments

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Real Estate Securities Level 3 Common Stock
Balance at the beginning of period	$29,525
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(6,867)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$22,658
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(6,867)

During the period ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the period ended December 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Two Months Ended 12/31/11		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	175,865	$1,527,234	2,705,342	$24,727,760	4,882,471	$40,687,092
Class C	54,181	463,427	480,324	4,392,766	541,081	4,512,292
Class R3 (1)	34	300	1,803	15,212	—	—
Class I (1)	1,289,919	11,189,026	5,250,706	48,090,493	6,355,023	53,472,735
Shares issued to shareholders due to reinvestment of distributions:
Class A	223,253	1,888,705	427,643	3,809,219	89,341	371,660
Class C	33,304	276,930	52,119	459,054	4,786	39,631
Class R3 (1)	32	272	1	5	9	78
Class I (1)	276,879	2,354,577	402,870	3,603,479	31,326	261,258
	2,053,467	17,700,471	9,320,808	85,097,988	11,904,037	99,344,746
Shares redeemed:
Class A	(545,510)	(4,738,201)	(3,083,940)	(27,916,902)	(1,409,259)	(11,596,069)
Class C	(43,794)	(372,426)	(182,499)	(1,637,264)	(68,268)	(567,255)
Class R3 (1)	(899)	(7,997)	(918)	(8,587)	—	—
Class I (1)	(611,486)	(5,342,069)	(2,321,536)	(21,016,241)	(1,766,644)	(14,742,706)
	(1,201,689)	(10,460,693)	(5,588,893)	(50,578,994)	(3,244,171)	(26,906,030)
Net increase (decrease)	851,778	$7,239,778	3,731,915	34,518,994	8,659,866	$72,438,716
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Nuveen Investments	53

Notes to Financial Statements (continued)

	Real Asset Income
	For the period 9/13/11 (commencement of operations) through 12/31/11
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class R3	2,500	50,000
Class I	492,500	9,850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	28	581
Class C	24	486
Class R3	27	550
Class I	5,935	120,711
	506,014	10,122,328
Shares redeemed:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
	—	—
Net increase (decrease)	506,014	$10,122,328

	Real Estate Securities
	Two Months Ended 12/31/11		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,011,119	$18,486,626	16,324,022	$300,982,288	25,764,861	$400,604,714
Class B	23	418	628	14,851	3,797	62,852
Class C	19,012	341,913	779,165	13,785,667	1,946,108	29,944,268
Class R3 (1)	162,934	2,996,919	1,776,683	33,484,435	2,995,740	46,562,859
Class I (1)	7,093,789	130,332,831	58,492,947	1,098,478,478	59,982,539	946,590,152
Shares issued to shareholders due to reinvestment of distributions:
Class A	422,396	7,962,177	1,100,854	16,977,574	663,968	10,433,649
Class B	1,002	18,453	2,278	35,872	2,903	44,203
Class C	24,075	444,569	47,979	748,495	27,627	426,071
Class R3 (1)	35,889	684,782	86,268	1,349,471	75,325	1,182,949
Class I (1)	1,027,228	19,583,329	2,660,142	40,571,343	1,316,517	20,948,933
	9,797,467	180,852,017	81,270,966	1,506,428,474	92,779,385	1,456,800,650
Shares redeemed:
Class A	(1,794,507)	(32,794,551)	(17,600,462)	(326,048,135)	(10,505,492)	(161,112,139)
Class B	(2,493)	(44,603)	(54,583)	(990,017)	(53,174)	(787,178)
Class C	(103,079)	(1,847,251)	(593,626)	(10,696,935)	(356,889)	(5,450,596)
Class R3 (1)	(208,631)	(3,886,685)	(1,238,584)	(23,267,356)	(4,063,574)	(65,340,931)
Class I (1)	(7,127,954)	(132,755,355)	(30,942,249)	(576,708,738)	(22,060,835)	(341,089,756)
Class I (1) – In-Kind	—	—	(2,759,547)	(48,374,872)	—	—
	(9,236,664)	(171,328,445)	(53,189,051)	(986,086,053)	(37,039,964)	(573,780,600)
Net increase (decrease)	560,803	$9,523,572	28,081,915	520,342,421	$55,739,421	$883,020,050
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the period ended December 31, 2011 and the fiscal years ended October 31, 2011, and October 31, 2010 were as follows:

Fund	Period Ended 12/31/11	Year Ended 10/31/11	Year Ended 10/31/10
Real Estate Securities	1,868	26,483	20,916

54	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the period ended December 31, 2011, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$72,212,152	$16,402,006	$643,721,011
Sales and maturities	76,365,919	6,417,450	661,329,532

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$171,409,503	$10,115,608	$4,164,466,593
Gross unrealized:
Appreciation	$15,753,297	$207,560	$565,331,692
Depreciation	(9,277,161)	(182,882)	(98,429,574)
Net unrealized appreciation (depreciation) of investments	$6,476,136	$24,678	$466,902,118

Permanent differences, primarily due to Federal taxes paid, non deductible stock offering costs, REIT adjustments, foreign currency reclassifications, investments in passive foreign investment companies, and distribution character reclassifications resulted in reclassifications among the Funds’ components of net assets at December 31, 2011, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$3,528	$(213)	$—
Undistributed (Over-distribution) of net investment income	21,499	1,608	(2,895)
Accumulated net realized gain (loss)	(25,027)	(1,395)	2,895

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income*	$834,114	$156,261	$17,786,547
Undistributed net long-term capital gains	—	5,332	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Global Infrastructure	Two Months Ended 12/31/11	Year Ended 10/31/11	Year Ended 10/31/10
Distributions from net ordinary income*	$4,897,468	$10,457,147	$1,125,732
Distributions from net long-term capital gains	2,177,939	427,754	—

Real Asset Income	Period Ended 12/31/11
Distributions from net ordinary income*	$122,328
Distributions from net long-term capital gains	—

Real Estate Securities	Year Ended 12/31/11	Year Ended 12/31/10
Distributions from net ordinary income*	$56,500,814	$24,212,774
Distributions from net long-term capital gains	43,583,313	25,004,090
*	Net ordinary income consists of net taxable income derived from dividends and interest, net short-term capital gains, if any.

Nuveen Investments	55

Notes to Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

Global Infrastructure
Post-enactment losses
Short-term	$768,427
Long-term	—

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

Real Estate Securities
Post-October capital losses	$12,808,992
Late-year ordinary losses	142,579

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.6000%	.7000%
For the next $125 million	.7375	.5875	.6875
For the next $250 million	.7250	.5750	.6750
For the next $500 million	.7125	.5625	.6625
For the next $1 billion	.7000	.5500	.6500
For net assets over $2 billion	.6750	.5250	.6250

56	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2011, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1953%
Real Asset Income	.1767
Real Estate Securities	.1938

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse other Fund expenses of Global Infrastructure so that total annual Fund operating expenses, after waivers and excluding any acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Global Infrastructure
Class A Shares	1.25%
Class C Shares	2.00
Class R3 Shares	1.50
Class I Shares	1.00
Expiration Date	February 29, 2012

The Adviser has agreed to waive fees and/or reimburse expenses of Real Asset Income through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Fund do not exceed 0.95% of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	57

Notes to Financial Statements (continued)

During the period ended December 31, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$14,944	$—	$6,889
Paid to financial intermediaries (Unaudited)	13,076	—	6,035

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the period ended December 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$38,848	$—	$49,623

All 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the period ended December 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$47,416	$150	$260,640

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period ended December 31, 2011, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$3,162	$—	$17,422

At December 31, 2011, Nuveen owned 2,500, 2,500, 2,500 and 492,500 shares of Class A, C, R3 and I, respectively of Real Asset Income.

Affiliated Pension Plan and Redemptions In-Kind

An affiliated pension plan of FAF Advisors, (the “plan”) previously offered certain funds as investment options to plan participants. As a result of a decision to no longer offer such funds as investment options, certain fund shares held in the plan were redeemed in-kind on December 20, 2010, in the amounts as follows:

Real Estate Securities	$48,374,872

In this transaction, the Fund paid redemption proceeds by distributing a proportionate amount of securities in its portfolio. Remaining shareholders in the Fund did not recognize any capital gains from the transaction.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

58	Nuveen Investments

9. Restatement of Prior Period Financial Statements

During the periods covered by this report, Real Estate Securities loaned REIT securities to broker dealers, banks and other institutional securities borrowers, as part of their securities lending activities and as described more fully in the Securities Lending footnote. Pursuant to the terms of the Fund’s securities lending agreement, for any REIT security that was “on loan” on the record date for the payment of a security’s dividend, the Fund received a payment from the borrower in-lieu of the actual distribution paid by the REIT (“In-Lieu Payments”). The original financial statements and financial highlights (collectively, the “financial statements”) for the fiscal year ended October 31, 2011, reflected reclassifications of distributions from the Fund’s REIT investments from “net investment income (loss)” to “net realized gain (loss) from investments” and to “change in net unrealized appreciation (depreciation) of investments” (“REIT Reclassifications”). Upon further investigation, it was determined that the amounts of these REIT Reclassifications reported for the fiscal year ended October 31, 2011, were incorrect because they included amounts related to In-Lieu Payments, which are not eligible for reclassification. In order to properly reflect REIT Reclassifications, the financial statements herein have been restated to remove the reclassification of amounts attributable to In-Lieu Payments. The impact of this restatement is the reclassification of the amounts originally recognized as “Net realized gain (loss) from investments and foreign currency” and “Net unrealized appreciation (depreciation) of investments and foreign currency” to “Dividend and interest income from unaffiliated investments” on the Statement of Operations as follows:

	Year Ended 10/31/11 Previously Reported*	Year Ended 10/31/11 Restated
Dividend and interest income from unaffiliated investments	$57,518,039	$81,099,650
Total investment income	58,566,956	82,148,567
Net invest income (loss)	25,947,736	49,529,347
New realized gain (loss) from investments and foreign currency	46,488,002	33,359,512
Unrealized appreciation (depreciation) of investments and foreign currency	178,252,778	167,799,657
Net realized and unrealized gain (loss)	239,523,323	215,941,712
*	Amounts previously reported were rounded to thousands.

The impact of the restatement to the financial highlights for the fiscal year ended October 31, 2011, is a $0.15 increase in the Net Investment Income (Loss) per share outstanding for each share class, a $0.15 decrease in the Net Realized/Unrealized Gain (Loss) per share outstanding for each share class and a 0.81% increase in the Ratios of Net Investment Income (Loss) to Average Net Assets for each share class.

The restatement has no impact on net asset value, net asset value per share, expenses, distributions or total returns of the Fund.

The Fund’s authorized officers discussed the restatement with the Fund’s independent accountants responsible for the audit of the October 31, 2011 financial statements and the independent accountants have indicated their agreement therewith. In addition, the Fund’s Board discussed this matter with the Fund’s new independent accountant responsible for the audit of the December 31, 2011 financial statements on February 28, 2012, the date on which the determination was made that the restatement was necessary.

Nuveen Investments	59

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	238
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	238
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	238

62	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	105

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Real Asset Income Fund (the “Fund”), including the Board Members who are not parties to its advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on July 25-27, 2011 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Adviser”), on behalf of the Fund. The Advisor and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

The discussion of the most recent approvals of the advisory agreements for the Nuveen Global Infrastructure Fund and the Nuveen Real Estate Securities Fund was included in each such fund’s annual report for the period ending October 31, 2011. The discussion below relates only to the Advisory Agreements for the Fund, which is new.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen and its affiliates; (d) the extent of any economies of scale; and (e) any benefits derived by the Fund Advisers from the relationship with the Fund.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality and extent of administrative or other non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder

64	Nuveen Investments

services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Adviser. In addition, the Independent Board Members were provided with performance information, including returns for the one-year, three-year and five-year periods ending June 30, 2011, for three mutual fund strategies that are expected to represent components of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members noted the Fund’s unique, hybrid nature and reviewed, among other things, the management fees of various other funds classified as mixed target allocation moderate open-end funds. However, they noted that this peer set (which is predominantly comprised of traditional balanced funds with allocations to domestic equity and domestic fixed income securities) was not wholly representative of the Fund’s strategy, limiting the usefulness of the comparisons. Given the unique mandate of the Fund to invest in real estate and global infrastructure securities across the capital structure, the Advisor did not believe that any comparable peers existed with similar investment objectives and guidelines. Therefore, in seeking to provide a more apt fee comparison, although certain differences still existed, the Independent Board Members also reviewed the management fees and net expense ratios of other unaffiliated funds comprising a customized peer set as well as other Nuveen funds with related strategies, as noted below.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to it.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other Nuveen funds.

The Independent Board Members reviewed the management fees and net expense ratios for the Nuveen Global Infrastructure Fund, the Nuveen Real Estate Securities Fund and the Nuveen High Income Bond Fund, which are other open-end funds sub-advised by the Sub-Adviser.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes

Nuveen Investments	65

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 and the Form 8-K filed by Nuveen on December 13, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the Fund’s overall fee arrangements, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each of the Fund Advisers has authority to pay a higher commission in return for brokerage and research services if the Fund Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive research services pursuant to the respective soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

66	Nuveen Investments

Notes

Nuveen Investments	67

Notes

68	Nuveen Investments

Notes

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA Merrill Lynch U.S. Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

BofA Merrill Lynch REIT Preferred Stock Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital Global Aggregate Bond Index: An index that provides a broad-based measure of the global investment-grade fixed income markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital U.S. Commercial Mortgage-Backed Securities (CMBS) Investment Grade Index: An Index that measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mm. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

Barclays Capital U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in this average.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. The Lipper Global Flexible Portfolio Funds Classification Average contained 340 funds during the since inception period ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. The Lipper Real Estate Funds Classification Average contained 226, 209, 154 and 84 funds during the 2-month, 1-year, 5-year and 10-year periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. The Lipper Specialty/Miscellaneous Funds Classification Average contained 106, 89 and 26 funds during the 2-month, 1-year, and since inception periods, respectively, ended December 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index: A free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

Morgan Stanley REIT Index: A capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

NASDAQ-100 Index: An index including 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Real Asset Income Blend: A custom index consisting of 30% S&P Global Infrastructure Index, 12.5% Bank of America Merrill Lynch Preferred Securities Fixed Rate Index, 12.5% MSCI U.S. REIT Index, 20% Bank of America Merrill Lynch REIT Preferred Securities Index, 20% Barclays Capital High Yield Index and 5% Barclays Capital Investment Grade CMBS Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. You cannot invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm*

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

U.S. Bank National Association

St. Paul, MN

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services**

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

*	The Board of Directors of the Funds, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Funds’ independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Funds.

Ernst & Young’s report on the Funds’ financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the two most recent fiscal years and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

**	Effective May 2012, the Funds Transfer Agent will be Boston Financial Data Services (Nuveen Investor Services, P.O. Box 8530, Boston, MA, 02266-8530, (800) 257-8787).

Distribution Information: The following Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Global Infrastructure Fund	14.47%	93.79%
Nuveen Real Asset Income Fund	0.00	33.03
Nuveen Real Estate Securities Fund	0.00	2.32

Foreign Taxes: Nuveen Global Infrastructure Fund paid qualifying foreign taxes of $559,832 and earned $5,136,871 foreign source income during the calendar year ended December 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.03 per share as foreign taxes paid and $0.28 per share as income earned from foreign sources for the calendar year ended December 31, 2011. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Long Term Capital Gain Distributions: The following Funds designates as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amounts shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011:

Fund	Long Term Capital Gain Dividend
Nuveen Global Infrastructure Fund	$2,177,939
Nuveen Real Estate Securities Fund	43,583,313

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FREGIF-1211P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended December 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Global Infrastructure Fund [5]	22,600	0	0	0
Real Estate Securities Fund [5]	22,600	0	0	0
Real Asset Income [6]	15,950	0	0	0

Total	$61,150	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The fund changed fiscal year end from October to December in 2011.
[6]	The fund commenced operations on September 13, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Global Infrastructure Fund [1]	0%	0%	0%	0%
Real Estate Securities Fund [1]	0%	0%	0%	0%
Real Asset Income [2]	0%	0%	0%	0%

[1]	The fund changed fiscal year end from October to December in 2011.
[2]	The fund commenced operations on September 13, 2011.

Fiscal Year Ended October 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Global Infrastructure Fund	21,875	0	1,056	0
Real Estate Securities Fund	21,875	0	1,056	0
Real Asset Income	N/A	N/A	N/A	N/A

Total	$43,750	$0	$2,112	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Global Infrastructure Fund	0%	0%	0%	0%
Real Estate Securities Fund	0%	0%	0%	0%
Real Asset Income	N/A	N/A	N/A	N/A

Fiscal Year Ended December 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Global Infrastructure Fund [1]	0	0	0	0
Real Estate Securities Fund [1]	0	0	0	0
Real Asset Income [2]	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The fund changed fiscal year end from October to December in 2011.
[2]	The fund commenced operations on September 13, 2011.

Fiscal Year Ended October 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Global Infrastructure Fund	1,056	0	0	1,056
Real Estate Securities Fund	1,056	0	0	1,056
Real Asset Income	N/A	N/A	N/A	N/A

Total	$2,112	$0	$0	$2,112

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)). See below.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except as described immediately below.

The Nuveen Real Estate Securities Fund (the “Fund”) invests a substantial portion of its assets in real estate investment trusts (“REITs”). The Fund participates in a securities lending program whereby it loans REIT securities to broker dealers, banks and other institutional securities borrowers. Pursuant to the terms of the Fund’s securities lending agreement, for any REIT security that was “on loan” on the record date for the payment of a security’s dividend, the Fund received a payment from the borrower in-lieu of the actual distribution paid by the REIT (“In-Lieu Payments”). The original financial statements and financial highlights (collectively, the “financial statements”) for the fiscal year ended October 31, 2011, reflected reclassifications of distributions from the Fund’s REIT investments from “net investment income (loss)” to “net realized gain (loss) from investments and foreign currency” and to “change in net unrealized appreciation (depreciation) of investments and foreign currency” (“REIT Reclassifications”). Upon further investigation, it was determined that the amounts of these REIT Reclassifications reported for the fiscal year ended October 31, 2011, had not been properly determined because they included amounts related to In-Lieu Payments, which are not eligible for reclassification. In order to properly reflect REIT Reclassifications, the financial statements have been restated to remove the reclassification of amounts attributable to In-Lieu Payments. The Fund’s management and the adviser determined that the Fund’s control procedures failed to detect the incorrect classification of dividend income for REIT securities out on loan and this deficiency constituted a material weakness in the Fund’s internal controls over financial reporting. The Fund and its management will enhance the Fund’s and the adviser’s processes and controls to identify and address events that might substantially impact the characterization and classification of net investment income for funds investing in REITs in a timely manner.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date February 29, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date February 29, 2012